UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2005

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations & Financial Condition.

On March 3, 2005, Genaera Corporation (the “Company”) issued a press release announcing its financial results for the year and quarter ended December 31, 2004 and highlighted product development progress for its product candidates. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company hosted a conference call and slide presentation at 1:00 PM Eastern Standard Time on March 3, 2005 to provide a Corporate Update. The slides presented are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated March 3, 2005 – “Genaera Corporation Announces 2004 Financial Results”.

99.2	Slides related to the Corporate Update used in the March 3, 2005 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ JOHN A. SKOLAS
John A. Skolas
Executive Vice President, Chief Financial Officer, General Counsel and Secretary

Dated: March 8, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated March 3, 2005 – “Genaera Corporation Announces 2004 Financial Results”.

99.2	Slides related to the Corporate Update used in the March 3, 2005 conference call.

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